UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Exchange of 4.25% Convertible Senior Notes due 2018 for Class A Common Stock.
On July 16, 2015, Forest City Enterprises, Inc. (the “Company”), entered into a privately negotiated exchange agreement (the “Exchange Agreement”) under which it will exchange $50.533 million aggregate principal amount of the Company’s outstanding 4.25% Convertible Senior Notes due 2018 (the “Notes”). Pursuant to the Exchange Agreement, on July 21, 2015 (the “Initial Closing Date”), holders of the Notes will receive 46.1425 shares of the Company's Class A Common Stock, par value $0.33-1/3 per share (the “Class A Common Stock”) per $1,000 principal amount of Notes exchanged. The number of shares of Class A Common Stock to be issued in exchange for the Notes equals the number of shares into which the Notes would currently be convertible. The Company will issue the Class A Common Stock in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”).
Pursuant to the Exchange Agreement, on July 27, 2015 (the “Second Closing Date”), the holders of the Notes will receive a cash payment for accrued and unpaid interest through the Initial Closing Date and in lieu of fractional shares, plus an amount in consideration in respect of additional interest that would have otherwise been payable under the terms of the Notes through maturity. Based in part on a daily VWAP during a five-trading day measurement period beginning on July 16, 2015, the total cash payment is expected to be within the range of $7.2 million to $11.4 million per the principal amount of the Notes exchanged.
A copy of the basic form of the Exchange Agreement for the Notes was previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2015 and is incorporated herein by reference.
A copy of the press release announcing the Company's exchange of the Notes for Class A Common Stock is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 3.02. Unregistered Sales of Equity Securities.
The information required by Item 3.02 is contained in Item 1.01 of this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.		Description
99.1	—	Press release dated July 16, 2015 announcing the Company’s exchange of Convertible Senior Notes for Class A Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	July 16, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Press release dated July 16, 2015 announcing the Company’s exchange of Convertible Senior Notes for Class A Common Stock